                                 AMENDMENT NO.1
                                       TO
                        RESTRICTED STOCK AWARD AGREEMENT
                        --------------------------------



THIS Amendment (the "Amendment"), dated as of February 7, 2002, to the Restricted Stock Award Agreement, dated January 2, 2002, is entered into between Alltrista Corporation, a Delaware corporation (the "Company") and Martin E. Franklin, (the "Employee").

WITNESSETH:

                  WHEREAS, the Employee and the Company are parties to that certain Restricted Stock Award Agreement effective as of January 1, 2002 (the "Agreement"); and

                  WHEREAS, the parties mutually desire to amend the Agreement on the terms and conditions set forth more fully below.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, the Company and the Employee hereby agree as follows:

                  1. Section 1 of the Agreement is hereby amended to change the $25.00 price per share at which the restrictions lapse, to $35.00 per share.

                  2. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Amendment.

                  IN WITNESS WHEREOF, each of the parties hereto have duly executed this Agreement as of the date set forth above.

                                        ALLTRISTA CORPORATION

                                        By:   /s/ Ian G.H. Ashken
                                              -------------------

                                        Its:  Vice Chairman, Chief
                                              Financial Officer, and Secretary
                                              --------------------------------


                                        /s/ Martin E. Franklin
                                        ----------------------
                                        Martin E. Franklin